UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 31, 1999 (FEBRUARY 15, 1999)


                        PIONEER NATURAL RESOURCES COMPANY

             (Exact name of Registrant as specified in its charter)


             DELAWARE                   1-13245               75-2702753
-------------------------------      -------------       ---------------------
(State or other jurisdiction of      Registration          (I.R.S. Employer
incorporation or organization)        File Number        Identification Number)

1400 WILLIAMS SQUARE WEST, 5205 N. O'CONNOR BLVD., IRVING, TEXAS       75039
----------------------------------------------------------------      --------
          (Address of principal executive offices)                   (Zip code)


       Registrant's Telephone Number, including area code : (972) 444-9001

                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS

                                                                          Page

Item 5.  Other Events....................................................   3

Item 7.  Financial Statements and Exhibits

         (b)  Pro Forma Financial Information

              Introductory  Statement....................................   4

               Unaudited Pro Forma Condensed Statement of Operations
                 for Pioneer Natural Resources Company for the year
                 ended December 31, 1999.................................   5

               Notes to Unaudited Pro Forma Condensed Statement of
                 Operations..............................................   6

         (c)  Exhibits...................................................   7

Signatures...............................................................   8

                        PIONEER NATURAL RESOURCES COMPANY

         The information in this document includes forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. Those statements, and Pioneer Natural Resources Company's (the "Company") business and prospects are subject to a number of risks including the volatility of oil and gas prices, environmental risks, risks related to debt restrictions and availability, operating hazards and risks, risks associated with natural gas processing plants, risks related to exploration and development drilling, uncertainties about estimates of reserves, competition, government regulation, risks associated with international operations, and the ability of the Company to implement its business strategy. These and other risks are described in the Company's 1999 Annual Report on Form 10-K, which is available from the United States Securities and Exchange Commission (the "SEC").

ITEM 5.  OTHER EVENTS

         On July 13, 1999, the Company filed a Current Report on Form 8-K dated June 29, 1999 (the "July 13, 1999 Form 8-K") with the SEC reporting a series of related asset dispositions under Item 2. Acquisition or Disposition of Assets and, associated therewith, presented unaudited proforma condensed financial statements under Item 7. Financial Statements and Exhibits. On December 13, 1999, the Company filed with the SEC a Current Report on Form 8-K dated September 30, 1999 (the "December 13, 1999 Form 8-K") to supplement the unaudited proforma condensed financial statements presented under Item 7 of the July 13, 1999 Form 8-K, based on the reported results of the Company for the nine months ended September 30, 1999. The purpose of this Current Report on Form 8-K is to further supplement the unaudited proforma condensed financial statements presented under Item 7 of the July 13, 1999 Form 8-K and the December 13, 1999 Form 8-K, based on the reported results of the Company for the year ended December 31, 1999. The Company's consolidated balance sheet as of December 31, 1999, and Supplementary Data relating to oil and gas proved reserves and standardized measure of discounted future net cash flows as of and for the year ended December 31, 1999, as presented in its Annual Report on Form 10-K for the year ended December 31, 1999, include the effects of the 1999 asset divestitures.

         Asset Divestitures

         During 1999, the Company completed the divestiture of certain United States and Canadian non-strategic assets. The Company realized $390.5 million of net cash proceeds from the divestitures, which was used to reduce the Company's outstanding indebtedness.

         Prize Divestiture. On June 29, 1999, the Company completed the divestiture (the "Prize Divestiture") of certain oil and gas producing properties, gas plants and other assets to Prize Energy Corp. ("Prize"). The oil and gas producing assets sold to Prize include properties located in the Gulf Coast, Mid Continent and Permian Basin areas of the Company's United States region.

         In accordance with the terms of the Prize Divestiture, the Company received net sales proceeds of $245.0 million, comprised of $215.0 million of cash and shares of Prize six percent convertible preferred stock having a liquidation preference and fair value of $30.0 million. The Company recognized a loss of $46.4 million from the Prize Divestiture.

         Other United States Divestitures. In addition to the Prize Divestiture, the Company completed the divestitures of non-strategic United States oil and gas properties located in the South Texas Gulf Coast, the West Texas Permian Basin and North Dakota areas, an East Texas gas facility and certain other assets for net cash proceeds of $116.2 million. Associated with these divestitures, the Company recorded a net gain on disposition of assets of $31.0 million during the year ended December 31, 1999.

         Canadian Divestitures. During 1999, the Company completed the divestiture of certain non-strategic Canadian oil and gas properties, gas plants and other related assets. In accordance with the terms of the Canadian purchase and sale agreements, the Company received net cash proceeds of US $59.3 million. Associated with these divestitures, the Company recognized a net loss of US $8.8 million during the year ended December 31, 1999.

         Reserve Divestitures. The following table summarizes the Company's proved reserves and the standardized measure of discounted future cash flows ("Standardized Measure") that were associated with the United States and Canadian asset divestitures during 1999:

                                                United
                                                 States    Canada       Total
                                              ---------   ---------   ---------
   Sales of proved reserves in place:
     Oil and NGLs (MBbls)                        42,207      11,382      53,589
     Gas (MMcf)                                 322,891      23,737     346,628
     MBOE                                        96,024      15,338     111,362
   Standardized Measure of sales of proved
     reserves in place (in thousands)         $ 387,847   $  80,529   $ 468,376

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Introductory Statements

         The accompanying unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 1999 has been prepared to give effect to (i) the divestiture of certain non-strategic oil and gas properties, gas plants, and other assets to Prize Energy Corp. in June 1999 and (ii) the aggregate effect of other divestitures of non-strategic Canadian and United States oil and gas properties, gas plants and related assets during the year ended December 31, 1999 (items (i) and (ii) collectively the "1999 Dispositions") as if the 1999 Dispositions had occurred prior to January 1, 1999.

         The unaudited pro forma condensed statement of operations included herein is not necessarily indicative of the results that might have occurred had the 1999 Dispositions taken place on the date that is assumed for the pro forma presentations and are not intended to be a projection of future results. Future results may vary significantly from the results reflected in the accompanying unaudited pro forma condensed statement of operations because of normal production declines, changes in product prices, future acquisitions and divestitures, future development and exploration activities, and other factors.

         The following unaudited pro forma condensed statement of operations for the year ended December 31, 1999 should be read in conjunction with the Consolidated Financial Statements (and the related notes) of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                        PIONEER NATURAL RESOURCES COMPANY

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            THE         1999         PRO FORMA    PRO FORMA
                                          COMPANY    DISPOSITIONS   ADJUSTMENTS    PIONEER
                                         ---------   ------------   -----------   ---------
Revenues:
   Oil and gas........................   $ 644,646   $   (78,887)   $             $ 565,759
   Interest and other.................      89,657           -                       89,657
   Loss on disposition of assets, net.     (24,168)       24,168                        -
                                          --------    ----------                   --------
                                           710,135       (54,719)                   655,416
                                          --------    ----------                   --------
Cost and expenses:
   Oil and gas production.............     159,530       (25,354)                   134,176
   Depletion, depreciation and
     amortization.....................     236,047       (32,093)                   203,954
   Impairment of long-lived assets....      17,894           -                       17,894
   Exploration and abandonments.......      65,974          (298)                    65,676
   General and administrative.........      40,241           -                       40,241
   Reorganization.....................       8,534           -                        8,534
   Interest...........................     170,344           -       (15,118)(a)    155,226
   Other..............................      34,631           -                       34,631
                                          --------    ----------                   --------
                                           733,195       (57,745)                   660,332
                                          --------    ----------                   --------
Loss from continuing operations before
   income taxes.......................     (23,060)        3,026                     (4,916)
Income tax provision..................         600           -                          600
                                          --------    ----------                   --------
Loss from continuing operations.......   $ (22,460)  $     3,026                  $  (4,316)
                                          ========    ==========                   ========
Loss from continuing operations per
 common share:
     Basic............................   $    (.22)                               $    (.04)
                                          ========                                 ========
     Diluted..........................   $    (.22)                               $    (.04)
                                          ========                                 ========
Weighted average shares
   outstanding........................     100,307                                  100,307
                                          ========                                 ========

  See accompanying notes to unaudited pro forma condensed financial statements.

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                        PIONEER NATURAL RESOURCES COMPANY

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                             STATEMENT OF OPERATIONS

                                DECEMBER 31, 1999

NOTE 1.  BASIS OF PRESENTATION

         The unaudited pro forma condensed financial information of Pioneer Natural Resources Company (the "Company") has been prepared to give effect to
(i) the divestiture of certain non-strategic oil and gas properties, gas plants and other assets to Prize Energy Corp. ("Prize") in June 1999 and (ii) the aggregate effect of other divestitures of non-strategic Canadian and United States oil and gas properties, gas plants and related assets during the period from February 15, 1999 to December 31, 1999 (items (i) and (ii) collectively, the "1999 Dispositions"). The accompanying unaudited pro forma condensed statement of operations is presented as if the 1999 Dispositions occurred prior to January 1, 1999. The Company's audited consolidated balance sheet as of December 31, 1999, as presented in its Annual Report on Form 10-K for the year ended December 31, 1999, includes the effects of the 1999 Dispositions. Accordingly, an unaudited proforma balance sheet is not presented herein.

         Following is a description of the individual columns included in the unaudited pro forma condensed statement of operations:

         The Company - Represents the consolidated condensed statement of operations of Pioneer Natural Resources Company for the year ended December 31, 1999.

         1999 Dispositions - Reflects the results of operations (before income taxes) for the year ended December 31, 1999 from the oil and gas properties, gas plants and related assets prior to their sale in 1999.

NOTE 2.  PRO FORMA ADJUSTMENT

         Following is a description of the pro forma adjustment used in the preparation of the accompanying unaudited pro forma condensed statement of operations:

(a) Pro forma adjustment to reduce interest expense for the year ended December 31, 1999 to reflect the use of $390.5 million of net cash proceeds from divestments to reduce outstanding bank indebtedness. The adjustment for the year ended December 31, 1999 is based on the 1999 average annual interest rate of 7.3 percent incurred on bank indebtedness.

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                        PIONEER NATURAL RESOURCES COMPANY

(c)   EXHIBITS

      10.1 Purchase and Sale Agreement, dated May 16, 1999, by and between Pioneer Natural Resources USA, Inc. and Pioneer Resources Producing, L.P. as Seller and Prize Energy Corp. as Purchaser (incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 1999.)

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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIONEER NATURAL RESOURCES COMPANY




Date:   March 14, 2000                 By:     /s/ RICH DEALY
                                             --------------------------------
                                             Rich Dealy
                                             Vice President and Chief
                                              Accounting Officer

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